UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 13, 2009

Date of earliest event reported: November 12, 2009

Warner Chilcott Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	0-53772	98-0626948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 19 Ardee Business Park

Hale Street

Ardee, Co. Louth, Ireland

(Address of principal executive offices, including zip code)

+353 41 685 6983

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 2, 2009, Warner Chilcott plc (the “Company”) filed a Current Report on Form 8-K to report the completion of its acquisition of the global branded prescription pharmaceutical business of The Procter & Gamble Company for approximately $2.9 billion in cash and the assumption of certain liabilities (the “PGP Acquisition”). In that filing, the Company indicated that it would amend the Form 8-K at a later date to provide financial information required by Item 9.01 in relation to the PGP Acquisition. This amendment is being filed to provide the requisite financial information in Item 9.01 and to provide certain additional information about the Company.

Item 8.01	Other Events

On November 9, 2009, the High Court of Ireland approved the reduction of the $3,910,472,012 share premium created when Warner Chilcott plc became the ultimate holding company of the Warner Chilcott group in August 2009. This reduction will create distributable reserves of approximately $3.9 billion, which can be used to fund distributions (including the payment of cash dividends) to shareholders or share buy-backs in future periods. The reduction became effective upon the filing of the order of the High Court of Ireland with the Irish Companies Registration Office on November 12, 2009.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The audited combined balance sheets of P&G Pharmaceuticals as of June 30, 2009 and 2008, and the related combined statements of income, equity and cash flows for each of the three years in the period ended June 30, 2009 are filed as Exhibit 99.1 and incorporated by reference into this Item 9.01. In addition, the unaudited combined balance sheets as of September 30, 2009 and June 30, 2009 and the related combined statements of income, equity and cash flows for each of the three month periods ended September 30, 2009 and 2008 are filed as Exhibit 99.2 and incorporated by reference into this Item 9.01.

(b) Pro forma financial information

The required unaudited pro forma financial information with respect to the PGP Acquisition is filed as an Exhibit 99.3 and incorporated by reference into this Item 9.01.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	P&G Pharmaceuticals audited combined financial statements

99.2	P&G Pharmaceuticals unaudited combined financial statements

99.3	Unaudited pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT PUBLIC LIMITED COMPANY

By:	/s/ Paul Herendeen
Name:	Paul Herendeen
Title:	Executive Vice President and Chief Financial Officer

Date: November 13, 2009

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	P&G Pharmaceuticals audited combined financial statements

99.2	P&G Pharmaceuticals unaudited combined financial statements

99.3	Unaudited pro forma financial information